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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2007

GENOPTIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33753 (Commission File Number)	33-0840570 (I.R.S. Employer Identification No.)

2110 Rutherford Road
Carlsbad, CA 92008
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (760) 268-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation and Bylaws

        On November 2, 2007, Genoptix, Inc., a Delaware corporation ("Genoptix") filed an amended and restated certificate of incorporation (the "Amended Certificate") with the Secretary of State of the State of Delaware and amended and restated its bylaws (the "Amended Bylaws") in connection with the closing of the initial public offering of shares of its common stock (the "IPO"). As described in the Registration Statement on Form S-1 (File No. 333-144997), the Board of Directors of Genoptix (the "Board") and stockholders previously approved the amendment and restatement of its charter documents to be effective upon the closing of the IPO.

        The Amended Certificate and the Amended Bylaws contain provisions that, among other things:

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  authorize 100,000,000 shares of common stock;

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  delete all references to the various series of preferred stock that were previously authorized and instead create 5,000,000 shares of undesignated preferred stock with terms to be set by the Board, which rights could be senior to those of our common stock;

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  require the advance notice of nominations for election to the Board or for proposing matters that can be acted upon at a stockholders' meeting;

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  allow our Board to alter our bylaws without obtaining stockholder approval;

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  eliminate the rights of stockholders to call a special meeting of stockholders and to take action by written consent in lieu of a meeting;

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  require the approval of at least 66 2/3% of the shares entitled to vote at an election of directors to adopt, amend or repeal our bylaws or repeal the provisions of our amended and restated certificate of incorporation regarding the election and removal of directors and the inability of stockholders to take action by written consent in lieu of a meeting;

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  require the approval of at least 66 2/3% of the shares entitled to vote at an election of directors to remove directors with cause; and

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  establish a classified Board, as a result of which the successors to the directors whose terms have expired will be elected to serve from the time of election and qualification until the third annual meeting following their election.

        The foregoing description of the Amended Certificate and Amended Bylaws is qualified in its entirety by reference to (1) the Amended Certificate, a copy of which is attached hereto as Exhibit 3.1, and (2) the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.2, each of which is incorporated herein by reference.

Item 8.01 Other Events.

        On November 2, 2007, Genoptix issued a press release announcing the closing of the initial public offering of 5,750,000 shares of its common stock at a price of $17.00 per share, which includes the exercise in full by the underwriters of the offering of their option to purchase an additional 750,000 shares of common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated Bylaws.
99.1	Press Release dated November 2, 2007.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENOPTIX, INC.

Dated: November 2, 2007	By:	/s/ CHRISTIAN V. KUHLEN Christian V. Kuhlen, M.D., Esq. Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated Bylaws.
99.1	Press Release dated November 2, 2007.

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SIGNATURE
EXHIBIT INDEX